SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 30, 1998


                                 CRYOLIFE, INC.
               (Exact name of registrant as specified in charter)



        Florida               0-21104                     59-2417093
  (State or other    (Commission File Number)  (IRS Employer Identification No.)
    jurisdiction of
     incorporation)



     1655 Roberts Boulevard, N.W.
           Kennesaw, Georgia                                  30144
(Address of principal executive offices)                    (Zip Code)




        Registrant's telephone number including area code (770) 419-3355



  (Former name or former address, if changed since last report) Not Applicable







ITEM 2.  DISPOSITION OF ASSETS

     On September 30, 1998, CryoLife, Inc. (the "Registrant") closed the sale of the product line ("IFM Product Line") of its wholly-owned subsidiary, Ideas for Medicine, Inc., a Florida corporation ("IFM"), to Horizon Medical Products, Inc., a Georgia corporation ("Horizon"), for $15 million. The IFM Product Line consisted of specialty cardiovascular and vascular medical instruments and devices. The sale was made pursuant to an asset purchase agreement, filed as
Exhibit 2.1 hereof, negotiated on an arm's length basis. The Registrant and Horizon also signed a manufacturing agreement that provides for a minimum amount of products from the IFM Product Line to continue to be manufactured by IFM and purchased by Horizon over the next four years. Further information regarding this transaction is included in the Registrant's press release, filed as Exhibit
99.1 and incorporated herein by this reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements.

         Not Applicable.


         (b)   Unaudited Pro Forma Condensed Consolidated Financial Information.

                  Set  forth  below  are  the  following   unaudited  pro  forma
                    condensed consolidated financial statements:

                     1. Introduction to Condensed Consolidated Pro Forma Financial Statements.

                     2. Pro Forma Condensed Consolidated Statements of Income for the Year Ended December 31, 1997 and the Six Months Ended June 30, 1998.

                     3. Pro Forma Condensed Consolidated Balance Sheet as of June 30, 1998.









                   Unaudited Pro Forma Condensed Consolidated
                              Financial Information

Introductory Note: The following unaudited pro forma condensed consolidated balance sheet and statements of income reflect the financial position at June 30, 1998 and results of operations for the year ended December 31, 1997 and the six months ended June 30, 1998 of CryoLife, Inc. (the "Registrant") as if the disposition of the IFM Product Line on September 30, 1998 had occurred on June 30, 1998 for balance sheet purposes and January 1, 1997 and January 1, 1998, respectively, for income statement purposes.

The unaudited pro forma condensed consolidated balance sheet and statement of income do not purport to represent the Registrant's financial position or results of operations had the transactions actually occurred on June 30, 1998, January 1, 1997 or January 1, 1998, respectively, or to project the Registrant's consolidated results of operations for any future periods.

The pro forma adjustments are based upon available information. These adjustments are directly attributable to the transaction referred to above, and are expected to have a continuing impact on the Registrant's business, results of operations and financial position. The following unaudited pro forma condensed consolidated financial statements should be read in conjunction with the historical financial statements of the Registrant, which are included in its Form 10-K for the year ended December 31, 1997 and its Form 10-Q for the six months ended June 30, 1998.

                                 CryoLife, Inc.
               Proforma Condensed Consolidated Statement of Income
                          Year Ended December 31, 1997
                                   (Unaudited)





                                                                                                Proforma
                                                   CryoLife, Inc.                             Consolidated
                                                     Year Ended           Proforma             Year ended
                                                      12/31/97          Adjustments             12/31/97
REVENUES:
      Cryopreservation and products                   $50,409,000          ($5,591,000)(A)         $50,818,000
                                                                             6,000,000 (B)
      Other                                               460,000                                      460,000
                                                   ---------------    -----------------    --------------------
Total revenues                                         50,869,000              409,000              51,278,000

COSTS AND EXPENSES:
      Cryopreservation and products                    17,764,000           (2,411,000)(A)          20,283,000
                                                                             4,930,000 (B)
      General, administrative and marketing            20,548,000             (349,000)(C)          19,746,000
                                                                              (453,000)(D)


      Research and development                          3,946,000                                    3,946,000
      Interest expense                                    978,000             (587,000)(E)             391,000
                                                   ---------------    -----------------    --------------------
Total costs and expenses                               43,236,000            1,130,000              44,366,000
                                                   ---------------    -----------------    --------------------

Income before income taxes                              7,633,000             (721,000)              6,912,000

Income tax expense                                      2,908,000             (273,980)(F)           2,634,020

                                                   ===============    =================    ====================
Net income                                             $4,725,000            ($447,020)             $4,277,980
                                                   ===============    =================    ====================

Earnings per share:
      Basic                                                $ 0.49                                       $ 0.44
      Diluted                                              $ 0.48                                       $ 0.43

Weighted average shares outstanding:
      Basic                                             9,642,000                                    9,642,000
      Diluted                                           9,942,000                                    9,942,000


(A)  Reverse historical IFM sales and cost of sales

(B) Reflect the terms of the manufacturing agreement between Ideas for Medicine and Horizon based on the minimum required sales to Horizon and the related costs, and assuming the realization of a pro-rata portion of the deferred revenue

(C)  Eliminate goodwill amortization

(D) Eliminate selling and marketing expenses associated with the IFM product line

(E) Eliminate interest expense to reflect the paydown of bank borrowings with the proceeds from the sale of the IFM product line

(F) Income tax benefit related to additional expenses at the Company's effective income tax rate (38%)

                                 CryoLife, Inc.
               Proforma Condensed Consolidated Statement of Income
                         Six Months Ended June 30, 1998
                                   (Unaudited)


                                                                                                        Proforma
                                                    CryoLife, Inc.                                    Consolidated
                                                      Six Months               Proforma                Six Months
                                                     Ended 6/30/98           Adjustments              Ended 6/30/98
REVENUES:
      Cryopreservation and products                      $29,978,000            ($3,196,000)(A)            $29,782,000
                                                                                  3,000,000 (B)
      Other                                                  909,000                                           909,000
                                                   ------------------      -----------------      ---------------------
Total revenues                                            30,887,000               (196,000)                30,691,000

COSTS AND EXPENSES:
      Cryopreservation and products                       11,826,000             (1,600,000)(A)             12,691,000
                                                                                  2,465,000 (B)
      General, administrative and marketing               11,707,000               (246,000)(C)             11,115,000
                                                                                   (346,000)(D)


      Research and development                             2,267,000                                         2,267,000
      Interest (income) expense                              110,000               (237,000)(E)               (127,000)
                                                   ------------------      -----------------      ---------------------
Total costs and expenses                                  25,910,000                 36,000                 25,946,000
                                                   ------------------      -----------------      ---------------------

Income before income taxes                                 4,977,000               (232,000)                 4,745,000

Income tax expense                                         1,757,000                (81,200)(F)              1,675,800

                                                   ==================      =================      =====================
Net income                                                $3,220,000              ($150,800)                $3,069,200
                                                   ==================      =================      =====================

Earnings per share:
      Basic                                                   $ 0.29                                            $ 0.27
      Diluted                                                 $ 0.28                                            $ 0.27

Weighted average shares outstanding:
      Basic                                               11,219,000                                        11,219,000
      Diluted                                             11,577,000                                        11,577,000


(A)  Reverse historical IFM sales and cost of sales

(B) Reflect the terms of the manufacturing agreement between Ideas for Medicine and Horizon based on the minimum required sales to Horizon and the related costs, and assuming the realization of a pro-rata portion of the deferred revenue

(C)  Eliminate goodwill amortization

(D) Eliminate selling and marketing expenses associated with the IFM product line

(E) Adjustment of interest expense to reflect the paydown of bank borrowings with the proceeds from the sale of the IFM product line

(F) Income tax benefit related to additional expenses at the Company's effective income tax rate (35%)

                                 CryoLife, Inc.
                 Pro Forma Condensed Consolidated Balance Sheet
                                  June 30, 1998



                                                                                         Consolidated
                                               CryoLife, Inc.                              Pro Forma
                                                  June 30,           Pro Forma             June 30,
                                                    1998            Adjustments              1998
                                              -----------------   -----------------    ------------------
ASSETS:
      Cash and cash equivalents                    $32,106,000         $14,850,000  (A)     $ 46,956,000
      Receivables, net                              10,320,000                                10,320,000
      Deferred preservation costs, net              13,295,000                                13,295,000
      Inventories                                    3,477,000          (1,474,000)(B)         2,003,000
      Prepaid expenses                               2,103,000             (21,000)(C)         2,082,000
                                              -----------------   -----------------    ------------------
Total current assets                                61,301,000          13,355,000            74,656,000

      Property and equipment, net                   18,458,000             (19,000)(D)        18,439,000
      Goodwill, net                                  9,502,000          (7,782,000)(E)         1,720,000
      Patents, net                                   2,253,000             (69,000)(D)         2,184,000
      Other, net                                     1,529,000                                 1,529,000
      Deferred income taxes                                  -            712,000 (H)           712,000
                                              =================   =================    ==================
Total assets                                       $93,043,000         $ 6,197,000          $ 99,240,000
                                              =================   =================    ==================

LIABILITIES:
      Accounts payable                             $ 1,142,000         $         -           $ 1,142,000
      Accrued expenses                               2,342,000           2,100,000 (F)         4,442,000
      Accrued compensation                           1,081,000             500,000 (G)         1,581,000
      Current maturities - capital lease               215,000                                   215,000
      Current maturities - long-term debt              496,000                                   496,000
      Deferred income                                                      721,000 (I)           721,000
      Income taxes payable                             381,000           1,096,000 (H)         1,477,000
                                              -----------------   -----------------    ------------------
Total current liabilities                            5,657,000           4,417,000            10,074,000

Deferred income                                              -           2,164,000  (I)        2,164,000
Deferred income taxes                                  384,000            (384,000)(H)                 0
Capital lease obligations                            1,829,000                                 1,829,000
Long-term debt                                       5,207,000                                 5,207,000

Shareholders' equity:
      Common stock                                     133,000                                   133,000
      Additional paid-in capital                    64,166,000                                64,166,000
      Retained earnings                             15,847,000                                15,847,000
      Treasury stock                                  (180,000)                                 (180,000)
                                              =================   =================    ==================
Total liabilities and shareholders' equity         $93,043,000         $ 6,197,000          $ 99,240,000
                                              =================   =================    ==================


(A) Receipt of the $15,000,000 in proceeds (net of $150,000 in transaction costs) from the sale of the IFM product line (there were no outstanding bank borrowings at June 30, 1998)

(B)  Sale of finished goods inventories to Horizon

(C)  Sale of IFM marketing materials to Horizon

(D)  Sale of manufacturing equipment and patents to Horizon

(E) Write-off of unamortized goodwill recorded in connection with CryoLife, Inc.'s acquisition of IFM

(F) Accrual of estimated earnout liability to former owner of IFM, insurance expenses and other transaction-related costs

(G)  Accrual for bonuses related to the sale of the IFM product line

(H)  Record income tax related to the sale of the IFM product line

(I) Deferred revenue balance established at transaction date for realization of gain associated with the transaction over the four year manufacturing agreement

         (c)      Exhibits.

Exhibit
Number                         Description

2.1 Asset Purchase Agreement dated as of September 30, 1998 by and between Ideas For Medicine, Inc. ("IFM") and Horizon Medical Products, Inc. (incorporated herein by reference to Exhibit 2 to the Current Report on Form 8-K of Horizon Medical Products, Inc. (File No. 000-24029), filed on October 14, 1998).

99.1 Press Release

                                                    SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CRYOLIFE, INC.



Date:  October 15, 1998                By: /s/ Edwin B. Cordell, Jr.
                                          ----------------------------------
                                           Edwin B. Cordell, Jr., Vice
                                           President and Chief Financial Officer

Exhibit
Number                         Description

     2.1 Asset Purchase Agreement dated as of September 30, 1998 by and between Ideas For Medicine, Inc. ("IFM") and Horizon Medical Products, Inc. (incorporated herein by reference to Exhibit 2 to the Current Report on Form 8-K of Horizon Medical Products, Inc. (File No. 000-24029), filed on October 14, 1998).


     99.1 Press Release